EXHIBIT 99.1

Republic Reports Earnings Per Share Growth of 8% for 2005 on Record Net Income of $35.1 Million

January 18, 2006

Contact: Kevin Sipes

Executive Vice President & CFO

Louisville, KY – Republic Bancorp, Inc. (Republic or the Company) (NASDAQ: RBCAA), the holding company for Republic Bank & Trust Company and Republic Bank & Trust Company of Indiana, posted record net income of $35.1 million for 2005, an 8% increase over 2004.  Diluted earnings per Class A Common Share increased to $1.80 in 2005 up from $1.66 in 2004.  Return on average assets (ROA) and return on average equity (ROE) both remained strong and favorable compared to peer at 1.33% and 16.56% for 2005. The Company continued to experience strong growth in its loan portfolio, with traditional bank loans increasing $301 million for 2005 – the best loan growth year in the history of Republic.  “Our story for 2005 is one of record earnings, strong loan growth and solid asset quality - achievements that reflect positively on the dedication, ability and hard work of our associates,” commented Steve Trager, President and CEO of Republic.

The growth and success of our traditional banking business continued in the fourth quarter enabling us to overcome much of the reduction in payday loan income and a dramatic increase in personnel expenses. Much of the increased staffing expense within the Company was associated with growth in personnel at Tax Refund Solutions, as the organization revamped its delivery systems to provide better products and services and capitalize on the tremendous opportunity in this line of business.  Overall, net income declined from $6.6 million in the fourth quarter of 2004 to $5.8 million for the fourth quarter of 2005, while diluted earnings per Class A Common share decreased from $0.33 to $0.30 for the same period. “With $95 million in loan growth during the quarter, we were able to surpass $2.7 billion in assets – a significant milestone in our quest to reach $3 billion in assets,” Steve Trager further stated.

Net interest income increased to $92.7 million for 2005, a 3% increase over 2004, despite a 42 basis point reduction in the net interest margin resulting from the market’s flattening yield curve and a loss of fee income associated with the Company’s payday loan program.  Record loan growth, particularly within the real estate secured portfolios, enabled the Company to overcome the negative impact of these events and achieve healthy growth in net interest income for the year.

Non-interest income increased 12% in 2005 to $30.5 million.  Service charges on deposit accounts grew significantly during the year, increasing $2.1 million over 2004. The growth in service charges on deposits resulted from the success of the Company’s retail banking center network, which increased its checking account base by over 10% during the year.  Overall, the Company now has over 65,000 retail checking accounts as of year-end 2005.  “We believe that our strategically placed banking center network combined with our effective cross-selling of new loan and deposit customers has enabled us to gain market share in our local communities,” commented Scott Trager, President of Republic Bank & Trust Company.

Asset quality remained solid throughout 2005, with classified loans, a key component in determining the Company’s overall allowance for loan losses, showing significant improvement from the already solid levels at December 31, 2004.  Republic’s percentage of non-performing loans to total loans was a strong 0.29% at year end.  In addition, net charge-offs as a percent of average loans during 2005 were a solid 0.10% for the total Company, while Republic’s banking segment experienced an even more favorable 0.04% ratio. The continued positive factors in Republic’s overall asset quality, combined with a significant reduction in its payday loan portfolio, led to a credit in the Company’s provision for loan losses of $562,000 during 2005 compared to an expense of $1.7 million during 2004.

“We are extremely pleased with our solid financial performance in 2005 and continue to expect great things in the future. While the banking industry continues to face many challenges including the flattening of the market’s yield curve and an ever-increasing regulatory burden, we believe our disciplined approach and focus on strong traditional banking fundamentals will continue to yield long-term financial results for our shareholders. We will continue to operate our long-term strategic plan, seeking profitable growth both organically and through new lines of business, as well as being mindful of why we have achieved our success in the past,” concluded Steve Trager.

Note:  For additional financial information, see the Form 8-K filed with the Securities and Exchange Commission on January 18, 2006.

Republic Bancorp, Inc. (Republic), has 34 banking centers, and is the parent company of: Republic Bank & Trust Company with 32 banking centers in eight Kentucky communities – Bowling Green, Elizabethtown, Frankfort, Georgetown, Lexington, Louisville, Owensboro, and Shelbyville and Republic Bank & Trust Company of Indiana with two banking centers in Jeffersonville and New Albany, Indiana. Republic Bank & Trust Company operates a loan production office in Fort Wright, Kentucky, two Republic Finance offices in Louisville, as well as Tax Refund Solutions, a nationwide tax refund loan and check provider. Republic Bank offers internet banking at www.republicbank.com. Republic has $2.7 billion in assets and $1 billion in trust assets under custody and management. Republic is headquartered in Louisville, Kentucky, and Republic Class A Common Stock is listed under the symbol ‘RBCAA’ on the NASDAQ National Market System.

Statements in this press release relating to Republic’s plans, objectives, or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations. Republic’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties, including those discussed in Republic’s 2004 Annual Report on Form 10-K and subsequent 10-Qs filed with the Securities and Exchange Commission.

Republic Bancorp, Inc. Financial Information

Fourth Quarter 2005 Earnings Release

(all figures other than per share amounts and number of employees are expressed in thousands unless otherwise noted)

Balance Sheet Data

	Dec. 31, 2005	Dec. 31, 2004
Assets:
Cash and cash equivalents	$77,169	$77,850
Securities available for sale	447,865	453,360
Securities to be held to maturity	64,298	98,233
Mortgage loans held for sale	6,582	16,485
Loans	2,060,656	1,789,099
Allowance for loan losses	(11,009)	(13,554)
Federal Home Loan Bank stock	21,595	20,321
Other assets	68,400	57,128
Total assets	$2,735,556	$2,498,922

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$286,484	$261,993
Interest-bearing deposits	1,316,081	1,155,937
Total deposits	1,602,565	1,417,930

Securities sold under agreements to repurchase and other short-term borrowings	292,259	364,828
Federal Home Loan Bank borrowings	561,133	496,387
Subordinated note	41,240	—
Other liabilities	24,785	23,708
Total liabilities	2,521,982	2,302,853

Stockholders’ equity	213,574	196,069
Total liabilities and Stockholders’ equity	$2,735,556	$2,498,922

Average Balance Sheet Data

	Fourth Quarter Ended Dec. 31,		Year Ended Dec. 31,
	2005	2004	2005	2004
Assets:
Federal funds sold and other	$18,038	$28,533	$49,700	$40,725
Investment securities, including FHLB stock	546,791	517,429	537,500	445,351
Loans and fees, including loans held for sale	2,024,603	1,781,751	1,939,235	1,714,128
Total earning assets	2,589,432	2,327,713	2,526,435	2,200,204
Total assets	2,704,923	2,439,717	2,646,208	2,317,934

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$280,105	$259,549	$290,968	$262,763
Interest-bearing deposits	1,273,315	1,148,928	1,245,317	1,103,709
Securities sold under agreements to repurchase and other short-term borrowings	339,405	368,802	359,327	313,158
Federal Home Loan Bank borrowings	532,457	441,419	498,231	427,908
Subordinated note	41,240	—	15,592	—
Total interest-bearing liabilities	2,186,417	1,959,149	2,118,467	1,844,775
Stockholders’ equity	214,674	196,220	211,712	185,725

Republic Bancorp, Inc. Financial Information

Fourth Quarter 2005 Earnings Release(continued)

Income Statement Data

	Fourth Quarter Ended Dec. 31,		Year Ended Dec. 31,
	2005	2004	2005	2004

Total interest income(1)	$38,555	$33,628	$155,619	$132,366
Total interest expense	18,286	12,130	62,940	42,314
Net interest income	20,269	21,498	92,679	90,052

Provision for loan losses	406	273	(562)	1,748

Service charges on deposit accounts	4,329	3,558	15,547	13,460
Electronic refund check fees	178	15	6,083	5,268
Title insurance commissions	490	428	1,756	1,515
Mortgage banking income	602	849	2,751	3,148
Other	1,088	1,159	4,366	3,803
Total non interest income	6,687	6,009	30,503	27,194

Salaries and employee benefits	8,702	8,275	37,037	34,552
Occupancy and equipment, net	3,570	3,449	13,467	13,915
Communication and transportation	843	715	3,035	2,809
Marketing and development	1,106	549	2,878	2,271
Other	3,645	4,204	14,164	12,469
Total non interest expenses	17,866	17,192	70,581	66,016

Income before income tax expense	8,684	10,042	53,163	49,482
Income tax expense	2,931	3,429	18,098	16,981

Net income	$5,753	$6,613	$35,065	$32,501

(1)  The amount of loan fee income included in interest income was $1.3 million and $4.1 million for the quarters ended December 31, 2005 and 2004 and $19.4 million and $23.3 million for the year to date periods ended December 31, 2005 and 2004.

Republic Bancorp, Inc. Financial Information

Fourth Quarter 2005 Earnings Release(continued)

	Fourth Quarter Ended Dec 31,		Year Ended Dec 31,
	2005	2004	2005	2004
Per Share Data(1):
Basic average shares outstanding	18,540	18,883	18,791	18,833
Diluted average shares outstanding	19,250	19,790	19,565	19,612
End of period shares outstanding:
Class A Common Stock	16,369	16,738	16,369	16,738
Class B Common Stock	2,142	2,149	2,142	2,149

Book value per share	$11.54	$10.38	$11.54	$10.38

Basic earnings per Class A Common Share	0.31	0.35	1.87	1.73
Basic earnings per Class B Common Share	0.30	0.34	1.84	1.70
Diluted earnings per Class A Common Share	0.30	0.33	1.80	1.66
Diluted earnings per Class B Common Share	0.29	0.33	1.77	1.63

Cash dividends declared per share:
Class A Common Stock	0.088	0.073	0.337	0.280
Class B Common Stock	0.080	0.067	0.307	0.254

Performance Ratios:
Return on average assets (ROA)	0.85%	1.08%	1.33%	1.40%
Return on average equity (ROE)	10.72	13.48	16.56	17.50
Yield on average earning assets	5.96	5.78	6.16	6.02
Cost of interest-bearing liabilities	3.35	2.48	2.97	2.29
Net interest spread	2.61	3.30	3.19	3.73
Net interest margin	3.13	3.69	3.67	4.09
Efficiency Ratio(2)	66	63	57	56

Asset Quality Ratios:
Loans on non-accrual status			5,725	5,763
Loans past due 90 days or more and still on accrual			295	371
Total non-performing loans			6,020	6,134
Other real estate owned			452	657
Total non-performing assets			6,472	6,791
Non-performing loans to total loans			0.29%	0.34%
Allowance for loan losses to total loans			0.53	0.76
Allowance for loan losses to non-performing loans			183	221
Net loan charge-offs to average loans outstanding			0.10	0.13
Delinquent loans to total loans(3)			0.35	0.47

Other Information:
End of period full-time equivalent employees			678	611
Number of bank offices (including LPO’s)			37	33

(1)       Prior period amounts have been restated to reflect the 5% stock dividend declared in the first quarter of 2005.

(2)       Equals total non-interest expense divided by the sum of net interest income and non interest income.

(3)       Equals total loans over 30 days past due divided by total loans.

Republic Bancorp, Inc. Financial Information

Fourth Quarter 2005 Earnings Release(continued)

Balance Sheet Data

	Quarterly Comparison
	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005	Dec. 31, 2004
Assets:
Cash and cash equivalents	$77,169	$87,810	$75,879	$197,252	$77,850
Securities available for sale	447,865	391,641	419,057	437,897	453,360
Securities to be held to maturity	64,298	64,157	70,110	79,059	98,233
Mortgage loans held for sale	6,582	15,616	9,359	11,094	16,485
Loans	2,060,656	1,966,140	1,947,392	1,857,250	1,789,099
Allowance for loan losses	(11,009)	(11,123)	(13,382)	(13,821)	(13,554)
Federal Home Loan Bank stock	21,595	21,336	21,083	20,538	20,321
Other assets	68,400	67,750	64,905	66,017	57,128
Total assets	$2,735,556	$2,603,327	$2,594,403	$2,655,286	$2,498,922

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$286,484	$284,870	$281,520	$304,424	$261,993
Interest-bearing deposits	1,316,081	1,273,707	1,218,244	1,270,218	1,155,937
Total deposits	1,602,565	1,558,577	1,499,764	1,574,642	1,417,930

Securities sold under agreements to repurchase and other short-term borrowings	292,259	281,562	337,460	370,915	364,828
Federal Home Loan Bank borrowings	561,133	483,673	517,805	474,036	496,387
Subordinated note	41,240	41,240	—	—	—
Other liabilities	24,785	24,354	25,948	29,840	23,708
Total liabilities	2,521,982	2,389,406	2,380,977	2,449,433	2,302,853

Stockholders’ equity	213,574	213,921	213,426	205,853	196,069
Total liabilities and Stockholders’ equity	$2,735,556	$2,603,327	$2,594,403	$2,655,286	$2,498,922

Average Balance Sheet Data

	Quarterly Comparison
	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005	Dec. 31, 2004
Assets:
Federal funds sold and other	$18,038	$38,226	$51,505	$91,970	$28,533
Investment securities, including FHLB stock	546,791	507,848	535,446	560,389	517,429
Loans and fees, including loans held for sale	2,024,603	1,959,910	1,905,158	1,865,316	1,781,751
Total earning assets	2,589,432	2,505,984	2,492,109	2,517,675	2,327,713
Total assets	2,704,923	2,618,525	2,611,814	2,647,707	2,439,717

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$280,105	$281,033	$289,588	$311,824	$259,549
Interest-bearing deposits	1,273,315	1,242,219	1,235,531	1,238,162	1,148,928
Securities sold under agreements to repurchase and other short-term borrowings	339,405	336,302	372,348	387,046	368,802
Federal Home Loan Bank borrowings	532,457	498,109	477,567	484,262	441,419
Subordinated note	41,240	20,620	—	—	—
Total interest-bearing liabilities	2,186,417	2,097,250	2,085,446	2,109,470	1,959,149
Stockholders’ equity	214,674	215,699	211,217	201,602	196,220

Republic Bancorp, Inc. Financial Information

Fourth Quarter 2005 Earnings Release(continued)

Income Statement Data

	Four Quarter Comparison
	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005

Total interest income	$38,555	$36,933	$36,722	$43,409
Total interest expense	18,286	16,186	14,646	13,822
Net interest income	20,269	20,747	22,076	29,587

Provision for loan losses	406	(2,585)	(203)	1,820

Service charges on deposit accounts	4,329	4,145	3,801	3,272
Electronic refund check fees	178	77	833	4,995
Title insurance commissions	490	481	435	350
Mortgage banking income	602	797	726	626
Other	1,088	1,060	1,106	1,112
Total non interest income	6,687	6,560	6,901	10,355

Salaries and employee benefits	8,702	9,244	9,492	9,599
Occupancy and equipment, net	3,570	3,319	3,277	3,301
Communication and transportation	843	689	633	870
Marketing and development	1,106	728	513	531
Other	3,645	3,725	3,309	3,485
Total non interest expenses	17,866	17,705	17,224	17,786

Income before income tax expense	8,684	12,187	11,956	20,336
Income tax expense	2,931	4,137	4,012	7,018

Net income	$5,753	$8,050	$7,944	$13,318

Republic Bancorp, Inc. Financial Information

Fourth Quarter 2005 Earnings Release(continued)

	Four Quarter Comparison
	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005
Per Share Data(1):
Basic average shares outstanding	18,540	18,838	18,897	18,893
Diluted average shares outstanding	19,250	19,584	19,669	19,736
End of period shares outstanding:
Class A Common Stock	16,369	16,528	16,759	16,751
Class B Common Stock	2,142	2,145	2,146	2,149

Book value per share	$11.54	$11.46	$11.29	$10.89

Basic earnings per Class A Common Share	0.31	0.43	0.42	0.71
Basic earnings per Class B Common Share	0.30	0.42	0.41	0.70
Diluted earnings per Class A Common Share	0.30	0.41	0.40	0.68
Diluted earnings per Class B Common Share	0.29	0.40	0.40	0.67

Cash dividends declared per share:
Class A Common Stock	0.088	0.088	0.088	0.073
Class B Common Stock	0.080	0.080	0.080	0.067

Performance Ratios:
Return on average assets (ROA)	0.85%	1.23%	1.22%	2.01%
Return on average equity (ROE)	10.72	14.93	15.04	26.42
Yield on average earning assets	5.96	5.90	5.89	6.90
Cost of interest-bearing liabilities	3.35	3.09	2.81	2.62
Net interest spread	2.61	2.81	3.08	4.28
Net interest margin	3.13	3.31	3.54	4.70
Efficiency ratio(2)	66	65	59	45

Asset Quality Data:
Loans on non-accrual status	5,725	6,661	6,546	6,659
Loans past due 90 days or more and still on accrual	295	2,484	216	162
Total non-performing loans	6,020	9,145	6,762	6,821
Other real estate owned	452	94	199	180
Total non-performing assets	6,472	9,239	6,961	7,001
Non-perfoming loans to total loans	0.29%	0.47%	0.35%	0.37%
Allowance for loan losses to total loans	0.53	0.57	0.69	0.74
Allowance for loan losses to non-performing loans	183	122	198	203
Net loan charge-offs to average loans outstanding	0.10	(0.07)	0.05	0.33
Delinquent loans to total loans(3)	0.35	0.54	0.58	0.42

Other Information:
End of period full-time equivalent employees	678	667	649	641
Number of bank offices (including LPO’s)	37	36	35	35

(1)  Prior period amounts have been restated to reflect the 5% stock dividend declared in the first quarter of 2005.

(2)  Equals total non-interest expense divided by the sum of net interest income and non interest income.

(3)  Equals total loans over 30 days past due divided by total loans.